EXHIBIT 32.1
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CERTIFICATION OF PERIODIC REPORT

I, Charles W. Fischer, President and Chief Executive Officer of Nexen Inc., a Canadian Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    July 14, 2006                    /s/ Charles W. Fischer
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                                          Charles W. Fischer
                                          President and Chief Executive Officer